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                                                                      Exhibit 24


                                  DIRECTORS OF
                             AEROQUIP-VICKERS, INC.


                           ANNUAL REPORT ON FORM 10-K

                                POWER OF ATTORNEY





         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors of Aeroquip-Vickers, Inc., an Ohio corporation ("Aeroquip-Vickers"), do hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in their name, place and stead, in any and all capacities, to sign their names to Aeroquip-Vickers' Annual Report on Form 10-K for the year ended December 31, 1997, and any and all amendments to such Form 10-K, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratify and confirm all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 22ND day of January, 1998.





/S/ PURDY CRAWFORD                                   /S/ PAUL A. ORMOND
Purdy Crawford                                       Paul A. Ormond
Director                                             Director



/S/ JOSEPH C. FARRELL                                /S/ JOHN P. REILLY
Joseph C. Farrell                                    John P. Reilly
Director                                             Director



/S/ DAVID R. GOODE                                   /S/ WILLIAM R. TIMKEN, JR.
David R. Goode                                       William R. Timken, Jr.
Director                                             Director